UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: October 2, 2017

TITAN COMPUTER SERVICES, INC
 (Exact name of Registrant as specified in its Charter)

New York	000-55639	13-3778988
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

515 E. Las Olas Boulevard, Suite 120, Fort Lauderdale, FL  33301
(Address of Principal Executive Offices)

(954) 256-5120
(Registrant’s Telephone Number, including area code)

Copy to:

Brunson Chandler & Jones, PLLC
175 South Main Street, Suite 1410
Salt Lake City, Utah 84111
(801)303-5721

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2017, Abraham Rosenblum resigned as a director of Titan Computer Services, Inc. (the “Company”).  His resignation was not the result of any dispute with the Company. His resignation letter is attached hereto as Exhibit 17.1.

Item 9.01 Financial Statements and Exhibits.
Exhibit No.	Description
Exhibit 17.1	Resignation Letter, dated October 2, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 5, 2017
TITAN COMPUTER SERVICES, INC.

By: /s/ David Vincent Name: David Vincent Title: President